PROSHARES TRUST
ProShares Global Listed Private Equity ETF (PEX)
(the “Fund”)
Supplement dated February 1, 2024
to the Fund’s Summary Prospectus and Statutory Prospectus dated October 1, 2023
* * * * *
Effective immediately, the Fund’s Annual Fund Operating Expenses table and Expense Example are hereby deleted in their entirety and replaced with the following:
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.50%
Other Expenses	1.45%
Acquired Fund Fees and Expenses[1]	2.19%
Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	4.14%
Fee Waiver/Reimbursement[2]	-1.35%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	2.79%
1
“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies (such as exchange-traded funds). They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value (“NAV”). “Acquired Fund Fees and Expenses” are not directly borne by the Fund and are not reflected in the Fund’s Financial Statements in the annual report. Therefore, the amounts listed in “Total Annual Fund Operating Expenses” will differ from those presented in the Fund’s Financial Highlights in the Fund’s Prospectus.
2
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses (excluding Acquired Fund Fees and Expenses) to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.60% through September 30, 2024. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/ expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$282	$1,136	$2,004	$4,241
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
For more information, please contact the Fund at 1-866-776-5125.
Please retain this supplement for future reference.